Exhibit 99.2

INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
Supplemental Data

Non-performing assets

	December 31,	December 31,
	2007	2006

	(dollars in thousands)
Non-accrual loans	$76,355	$35,683
Loans 90 days or more past due and
still accruing interest	3,958	3,479
Restructured loans	173	60

Total non-performing loans	80,486	39,222
Other real estate	6,050	3,153

Total non-performing assets	$86,536	$42,375

As a percent of Portfolio Loans
Non-performing loans	3.16%	1.58%
Allowance for loan losses	1.78	1.08
Non-performing assets to total assets	2.64	1.24
Allowance for loan losses as a percent of
non-performing loans	56	69

Allowance for loan losses

	Twelve months ended December 31,
	2007		2006

	Loans	Unfunded Commitments	Loans	Unfunded Commitments

	(in thousands)
Balance at beginning of period	$26,879	$1,881	$22,420	$1,820
Additions (deduction)
Provision charged to operating expense	43,105	55	16,283	61
Recoveries credited to allowance	2,346		2,237
Loans charged against the allowance	(27,036)		(14,061)

Balance at end of period	$45,294	$1,936	$26,879	$1,881

Net loans charged against the allowance to
average Portfolio Loans	0.98%		0.48%

Alternative Sources of Funds

	December 31, 2007				December 31, 2006

	Amount	Average Maturity		Rate	Amount	Average Maturity		Rate

	(dollars in thousands)
Brokered CDs(1, 2)	$516,077	1.9 year	s	4.72%	$1,055,010	1.9 year	s	4.72%
Fixed rate FHLB advances(1)	240,509	1.3 year	s	4.81	58,272	4.6 year	s	5.66
Variable rate FHLB advances(1)	20,000	.3 year	s	4.35	2,000	0.5 year	s	5.31
Securities sold under agreements to
Repurchase(1)	35,000	2.9 year	s	4.42	83,431	0.1 year	s	5.34
Federal funds purchased	54,452	1 da	y	4.00	84,081	1 da	y	5.40

Total	$866,038	1.6 year	s	4.68%	$1,282,794	1.8 year	s	4.85%

(1)	Certain of these items have had their average maturity and rate altered through the use of derivative instruments, including pay-fixed and pay-variable interest rate swaps.
(2)	The balance of Brokered CD’s at December 31, 2006 includes $165.496 million related to discontinued operations.

Capitalization

	December 31,	December 31,
	2007	2006

	(in thousands)
Unsecured debt	$3,000	$5,000

Subordinated debentures	92,888	64,197
Amount not qualifying as regulatory capital	(2,788)	(1,847)

Amount qualifying as regulatory capital	90,100	62,350

Shareholders' Equity
Preferred stock, no par value
Common stock, par value $1.00 per share	22,601	22,865
Capital surplus	195,302	200,241
Retained earnings	22,770	31,420
Accumulated other comprehensive income (loss)	(171)	3,641

Total shareholders' equity	240,502	258,167

Total capitalization	$333,602	$325,517

Non-Interest Income

	Three months ended			Twelve months ended
	December 31,	September 30,	December 31,	December 31,
	2007	2007	2006	2007	2006

	(in thousands)
Service charges on deposit
accounts	$6,418	$6,565	$5,152	$24,251	$19,936
Mepco litigation settlement					2,800
Net gains (losses) on assets
Real estate mortgage loans	904	1,094	1,264	4,317	4,593
Securities	(964)	52		(705)	171
VISA check card interchange income	1,376	1,287	900	4,905	3,432
Real estate mortgage loan servicing	364	633	605	2,236	2,440
Mutual fund and annuity commissions	609	517	321	2,072	1,291
Bank owned life insurance	462	471	433	1,830	1,628
Title insurance fees	344	363	426	1,551	1,724
Manufactured home loan origination fees
and commissions		10	184	239	884
Other	1,660	1,537	1,461	6,449	5,951

Total non-interest income	$11,173	$12,529	$10,746	$47,145	$44,850

Real Estate Mortgage Loan Activity

	Three months ended			Twelve months ended
	December 31,	September 30,	December 31,	December 31,
	2007	2007	2006	2007	2006

	(in thousands)
Real estate mortgage loans originated	$147,220	$113,563	$125,031	$507,211	$525,849
Real estate mortgage loans sold	64,547	77,154	72,298	288,826	281,285
Real estate mortgage loans sold with
servicing rights released	9,379	14,121	11,436	47,783	41,494
Net gains on the sale of real estate mortgage loans	904	1,094	1,264	4,317	4,593
Net gains as a percent of real estate
mortgage loans sold ("Loan Sale Margin")	1.40%	1.42%	1.75%	1.49%	1.63%
SFAS #133 adjustments included in the
Loan Sale Margin	(0.18)	(0.06)	0.15	(0.06)	0.05

Capitalized Real Estate Mortgage Loan Servicing Rights

	Three months ended December 31,		Twelve months ended December 31,
	2007	2006	2007	2006

	(in thousands)
Balance at beginning of period	$15,830	$14,453	$14,782	$13,439
Originated servicing rights capitalized	651	726	2,873	2,862
Amortization	(404)	(348)	(1,624)	(1,462)
(Increase)/decrease in impairment reserve	(297)	(49)	(251)	(57)

Balance at end of period	$15,780	$14,782	$15,780	$14,782

Impairment reserve at end of period	$319	$68	$319	$68

Non-Interest Expense

	Three months ended			Twelve months ended
	December 31,	September 30,	December 31,	December 31,
	2007	2007	2006	2007	2006

	(in thousands)
Salaries	$9,825	$9,771	$9,380	$40,373	$37,597
Performance-based compensation and benefits	1,218	1,287	1,536	4,979	3,200
Other benefits	2,395	2,563	2,407	10,459	10,004

Compensation and employee benefits	13,438	13,621	13,323	55,811	50,801
Occupancy, net	2,754	2,521	2,311	10,624	9,626
Furniture, fixtures and equipment	1,944	1,798	1,874	7,633	7,057
Data processing	1,854	1,753	1,481	6,957	5,619
Advertising	1,549	1,472	988	5,514	3,997
Loan and collection	1,437	1,285	896	4,949	3,610
Credit card and bank service fees	1,037	939	959	3,913	3,839
Communications	1,003	962	852	3,809	3,556
Supplies	633	590	553	2,411	2,113
Amortization of intangible assets	934	934	600	3,373	2,400
Legal and professional	511	504	516	1,978	1,853
Branch acquisition and conversion costs				330
Loss on receivable from warranty
payment plan seller			2,400		2,400
Goodwill impairment			2,963	343	3,575
Other	2,491	1,993	1,372	8,079	5,770

Total non-interest expense	$29,585	$28,372	$31,088	$115,724	$106,216

Average Balances and Tax Equivalent Rates

	Three Months Ended December 31,

	2007			2006

	Average Balance	Interest	Rate	Average Balance	Interest	Rate

Assets	(dollars in thousands)
Taxable loans (1)	$2,564,579	$50,772	7.87%	$2,504,662	$49,999	7.94%
Tax-exempt loans (1,2)	9,919	183	7.32	9,371	160	6.77
Taxable securities	162,585	2,258	5.51	195,039	2,750	5.59
Tax-exempt securities (2)	209,882	3,686	6.97	245,147	4,351	7.04
Other investments	26,863	328	4.84	15,123	189	4.96

Interest Earning Assets -
Continuing Operations	2,973,828	57,227	7.65	2,969,342	57,449	7.69

Cash and due from banks	56,470			52,180
Taxable loans - discontinued operations	476			188,208
Other assets, net	224,519			214,064

Total Assets	$3,255,293			$3,423,794

Liabilities
Savings and NOW	$992,317	4,849	1.94	$865,784	3,875	1.78
Time deposits	1,298,269	15,835	4.84	1,464,759	17,469	4.73
Long-term debt	1,495	18	4.78	3,495	49	5.58
Other borrowings	332,151	5,004	5.98	295,589	4,542	6.10

Interest Bearing Liabilities-
Continuing Operations	2,624,232	25,706	3.89	2,629,627	25,935	3.91

Demand deposits	299,112			278,522
Time deposits - discontinued operations	339			163,915
Other liabilities	86,183			85,746
Shareholders' equity	245,427			265,984

Total liabilities and shareholders' equity	$3,255,293			$3,423,794

Tax Equivalent Net Interest Income		$31,521			$31,514

Tax Equivalent Net Interest Income
as a Percent of Earning Assets			4.22%			4.23%

(1)	All domestic
(2)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 35%

Average Balances and Tax Equivalent Rates

	Twelve Months Ended December 31,

	2007			2006

	Average Balance	Interest	Rate	Average Balance	Interest	Rate

Assets	(dollars in thousands)
Taxable loans (1)	$2,531,737	$201,924	7.98%	$2,464,798	$193,606	7.85%
Tax-exempt loans (1,2)	9,568	672	7.02	7,293	509	6.98
Taxable securities	179,878	9,635	5.36	207,456	11,108	5.35
Tax-exempt securities (2)	225,676	15,773	6.99	248,495	17,484	7.04
Other investments	26,017	1,338	5.14	16,366	802	4.90

Interest Earning Assets -
Continuing Operations	2,972,876	229,342	7.71	2,944,408	223,509	7.59

Cash and due from banks	57,174			53,844
Taxable loans - discontinued operations	8,542			198,335
Other assets, net	218,553			210,190

Total Assets	$3,257,145			$3,406,777

Liabilities
Savings and NOW	$971,807	18,768	1.93	$864,528	13,604	1.57
Time deposits	1,439,177	70,292	4.88	1,405,850	60,686	4.32
Long-term debt	2,240	104	4.64	4,240	205	4.83
Other borrowings	205,811	13,499	6.56	329,175	19,203	5.83

Interest Bearing Liabilities-
Continuing Operations	2,619,035	102,663	3.92	2,603,793	93,698	3.60

Demand deposits	300,886			279,279
Time deposits - discontinued operations	6,166			172,317
Other liabilities	79,750			92,451
Shareholders' equity	251,308			258,937

Total liabilities and shareholders' equity	$3,257,145			$3,406,777

Tax Equivalent Net Interest Income		$126,679			$129,811

Tax Equivalent Net Interest Income
as a Percent of Earning Assets			4.26%			4.41%

(1)	All domestic
(2)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 35%

Commercial Loan Portfolio Analysis as of December 31, 2007

	Total Commercial Loans

		Watch Credits			Percent
					of Loan
Loan Category	All Loans	Performing	Non-performing	Total	Category in Watch Credit

	(dollars in thousands)
Land	$31,581	$14,676	$10,340	$25,016	79.2%
Land Development	58,294	23,883	14,424	38,307	65.7%
Construction	96,252	28,929	5,696	34,625	36.0%
Income Producing	338,760	22,321	9,881	32,202	9.5%
Owner Occupied	339,510	47,499	7,012	54,511	16.1%

Total Commercial Real Estate Loans(1)	$864,397	137,308	47,353	$184,661	21.4%

Other Commercial Loans(1)	$198,343	$21,701	1,592	$23,293	11.7%

Total non-performing commercial loans			$48,945

	Commercial Loans in Southeastern Michigan

		Watch Credits			Percent
					of Loan
Loan Category	All Loans	Performing	Non-performing	Total	Category in Watch Credit

	(dollars in thousands)
Land	$21,543	$14,321	$7,222	$21,543	100.0%
Land Development	23,969	9,189	10,424	19,613	81.8%
Construction	25,446	8,786	1,306	10,092	40.0%
Income Producing	109,920	7,477	5,462	12,939	11.8%
Owner Occupied	93,489	13,369	620	13,989	15.0%

Total Commercial Real Estate Loans	$274,367	$53,142	25,034	$78,176	28.5%

Other Commercial Loans	$56,728	$7,756	880	$8,636	15.2%

Total non-performing commercial
loans in Southeastern Michigan			$25,914

(1)	The total of these two categories is different than the December 31, 2007, Consolidated Statement of Financial Condition due primarily to loans in process.